MBL GROWTH FUND, INC.
            520 Broad Street, Newark, NJ  07102-3111
                         1-800-435-3191

                 Supplement Dated August 6, 1998
  To Prospectus Dated May 1, 1998, as Supplemented May 1, 1998

This supplement should be read in conjunction with the prospectus for the MBL Growth Fund, Inc. (the "Fund"), a copy of which can be obtained without charge from the MBL Life Assurance Corporation ("MBL Life"). Please write to: Pension and Investment Products, MBL Life Assurance Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, ATTN: MBL GROWTH FUND, INC., or call 1-800-435-3191 for a copy of the prospectus for the Fund.

On July 15, 1998, MBL Life, the sponsor of the Fund, entered into an agreement with SunAmerica Inc. ("SunAmerica") pursuant to which SunAmerica will purchase the individual life and individual and group annuity businesses of MBL Life (the "Acquisition"). In accordance with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the predecessor in interest to MBL Life), the Acquisition is subject to certain judicial and regulatory approvals. Assuming that the necessary approvals are obtained, it is currently anticipated that the Acquisition will occur no later than December 31, 1998 (the "Closing"). The Acquisition will effect a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan").

Shares of the Fund are offered only to certain separate accounts of MBL Life (the "Separate Accounts"). As of June 30, 1998, MBL Life and the Separate Accounts (together, the "MBL Entities") owned all of the outstanding shares of the Fund. In connection with the Acquisition, the MBL Entities will no longer retain their respective interests in the Fund effective six months after the Closing. Redemptions of Fund shares by the MBL Entities will cause the Fund's ratio of expenses to average net assets to increase. However, the distributor of the shares of the Fund, First Priority Investment Corporation ("First Priority"), has agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such daily expenses exceed 1.00% on an annualized basis of the Fund's daily net assets through the period ending six months after the Closing.

As part of the resolution of the proceedings associated with the Plan, MBL Life has indicated that it intends to seek a court order to terminate the Separate Accounts that invest in the Fund. Pursuant to the proposed court order, contract holders and group participants will be provided with adequate notice and disclosure regarding the termination of the Separate Accounts. During a six-month period immediately following the Closing, certain contract holders and group participants will be given the opportunity to exchange, on a tax-free basis, their MBL Life contracts for certain annuity contracts issued by affiliates of SunAmerica or
contracts   issued  by  other  insurance  companies.   Naturally,
contract holders and group participants also have the option of transferring or redeeming the value of their contracts. Contract holders and group participants should consult with their tax advisors regarding the implications associated with the exchange or redemption of a contract.

The investment adviser to the Fund, Markston Investment Management ("Markston"), is a partnership between Markston
International,  Inc.  and  MBL  Sales  Corporation,  an  indirect subsidiary  of  MBL  Life.  At present, MBL  Life's  interest  in
Markston will not be included in the Acquisition. However, SunAmerica and MBL Life have agreed to negotiate for a sale of MBL Life's interest in Markston during the 60-day period beginning on July 15, 1998. Also, First Priority is a wholly-owned indirect subsidiary of MBL Life. Under the terms of the Acquisition, MBL Life's interest in First Priority will not be included in the assets of MBL Life that are transferred to SunAmerica. At the present time, it is anticipated that First Priority will cease to function as a going concern at the end of the six-month period after the Closing.

In the event that MBL Life's interest in Markston is included in the Acquisition, the transfer of MBL Life's interest to SunAmerica may be deemed to result in a change in control of
Markston under the Investment Company Act of 1940, as amended (the "1940 Act"), and result in an assignment of the investment advisory agreement between the Fund and Markston (the "Advisory Agreement"). As required by the 1940 Act, the current Advisory Agreement provides for its automatic termination in the event of its assignment. In the event that the Advisory Agreement is terminated as a result of its assignment, shareholders of the Fund will be asked to approve a new Advisory Agreement. In any event, the Board of Directors of the Fund (the "Board") is considering alternatives with regard to the Fund, including the possible liquidation and dissolution of the Fund. Among the factors being taken into account by the Board is whether, as a result of the planned redemption of Fund shares by the MBL Entities, the Fund can continue to operate in an economically viable manner or whether the Fund will have any business purpose once the redemptions have been completed. Shareholders of the Fund will be given the opportunity to vote on any proposed advisory agreement or plan of liquidation and dissolution.